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                                                                   Exhibit 10.50


                ASSIGNMENT AND ASSUMPTION OF CONTRACT FOR SALE

     THIS ASSIGNMENT AND ASSUMPTION OF CONTRACT FOR SALE (this "Assignment") is made as of this 3rd day of September, 1997, by and between BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation ("Assignor") and BLC OF TEXAS-II, L.P., a Delaware limited partnership ("Assignee").

                                  WITNESSETH:
                                  ----------

     WHEREAS, The Prime Group, Inc., an Illinois corporation ("Prime") and VG Office Partnership '95, LTD., ("VG '95"), a Texas limited partnership, have entered into that certain Contract for Sale dated as of February 14, 1997, as amended by the terms of that certain First Amendment to Contract dated as of February 21, 1997 between Prime and VG '95 (hereinafter referred to collectively as the "Agreement").

     WHEREAS, all of Prime's rights, title and interests in the Agreement have been assigned to Assignor pursuant to that certain Assignment and Assumption Agreement for Transfer of Contributed Assets dated as of May 7, 1997.

     WHEREAS, Assignor desires to assign to Assignee all of its rights, title and interests in, to and under the Agreement.

     WHEREAS, Assignee (i) desires to accept such assignment and to succeed to all of Assignor's rights, title and interests under the Agreement and, (ii) as a condition to this assignment, agrees to assume all of Assignor's obligations under the Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals, which by this reference are incorporated herein as if set forth at length, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Assignee does hereby assign, transfer and set over unto Assignee and Assignee does hereby accept all of Assignor's rights, title and interests in and to the Agreement.

2. Assignee hereby assumes all of Assignor's obligations under the Agreement and hereby agrees to indemnify, defend and hold Assignor harmless from any and all damages, costs, claims of action and liability whatsoever relating to such obligations.

                           [Signature Pages Follow]
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     IN WITNESS WHEREOF, the parties have caused this Assignment to be executed as of the date first above written.


ASSIGNOR:                                    ASSIGNEE:

BROOKDALE LIVING COMMUNITIES,                BLC OF TEXAS-II, L.P., a
INC., a Delaware corporation                 Delaware limited partnership


By:    /s/ Craig C. Walczyk                  By:  Brookdale Living
      ----------------------                      Communities of Texas-II,
                                                  Inc. a Delaware
Name:   Craig C. Walczyk                          corporation, its sole
      ----------------------                      general partner

Title:  Vice President
      ----------------------                 By:    /s/ Craig C. Walczyk
                                                   ----------------------

                                             Name:   Craig C. Walczyk
                                                   ----------------------

                                             Title:  Vice President
                                                   ----------------------




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